CSFB	CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION  [05/12/05]

[$481,250,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$1,148,275,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069*	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%**
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,150,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.79 - 5.00	9	2,345,858	0.2	4.98	66.9	643
5.01 - 5.50	164	33,346,996	2.9	5.34	78.8	668
5.51 - 6.00	681	141,301,822	12.4	5.83	79.2	658
6.01 - 6.50	1,012	189,988,052	16.7	6.32	80.0	651
6.51 - 7.00	1,593	308,084,666	27.1	6.80	80.6	636
7.01 - 7.50	999	166,256,433	14.6	7.28	81.4	619
7.51 - 8.00	801	119,835,546	10.5	7.79	83.1	606
8.01 - 8.50	381	49,643,941	4.4	8.29	84.4	594
8.51 - 9.00	496	50,663,501	4.5	8.77	85.3	592
9.01 - 9.50	235	20,634,483	1.8	9.28	84.9	589
9.51 - 10.00	284	19,063,138	1.7	9.80	88.4	606
10.01 - 10.50	176	11,102,614	1.0	10.30	86.7	636
10.51 - 11.00	216	14,338,215	1.3	10.72	87.3	630
11.01 - 11.50	125	7,039,052	0.6	11.19	86.3	638
11.51 - 12.00	144	3,438,820	0.3	11.74	95.7	598
12.01 - 12.50	27	513,163	0.0	12.22	97.3	621
12.51 - 13.00	13	453,375	0.0	12.68	83.8	580
13.01 - 13.50	4	134,136	0.0	13.49	99.8	629
13.51 - 13.75	18	310,260	0.0	13.70	96.9	581
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.79 - 5.00	9	2,345,858	0.2	4.98	66.9	643
5.01 - 5.50	163	33,034,602	3.4	5.34	78.7	667
5.51 - 6.00	664	138,979,536	14.2	5.83	79.3	657
6.01 - 6.50	900	171,356,609	17.5	6.31	80.1	649
6.51 - 7.00	1,357	270,465,297	27.7	6.80	80.5	635
7.01 - 7.50	836	141,115,792	14.4	7.28	81.3	619
7.51 - 8.00	618	97,730,651	10.0	7.80	82.9	603
8.01 - 8.50	298	41,758,817	4.3	8.28	84.7	591
8.51 - 9.00	301	39,241,970	4.0	8.77	84.0	584
9.01 - 9.50	114	14,173,122	1.4	9.26	82.1	568
9.51 - 10.00	77	10,014,678	1.0	9.77	79.8	579
10.01 - 10.50	54	6,513,308	0.7	10.31	80.0	643
10.51 - 11.00	33	7,200,171	0.7	10.69	78.1	639
11.01 - 11.50	24	3,384,811	0.3	11.10	78.7	654
11.51 - 12.00	1	292,328	0.0	11.90	65.0	535
12.51 - 12.85	3	208,549	0.0	12.75	65.0	528
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.25 - 5.50	1	312,394	0.2	5.25	85.0	705
5.51 - 6.00	17	2,322,286	1.4	5.90	69.8	717
6.01 - 6.50	112	18,631,442	11.6	6.34	78.5	671
6.51 - 7.00	236	37,619,370	23.4	6.83	81.2	640
7.01 - 7.50	163	25,140,641	15.6	7.30	81.8	624
7.51 - 8.00	183	22,104,895	13.8	7.78	83.7	619
8.01 - 8.50	83	7,885,124	4.9	8.30	82.6	607
8.51 - 9.00	195	11,421,531	7.1	8.79	89.8	618
9.01 - 9.50	121	6,461,361	4.0	9.32	90.8	635
9.51 - 10.00	207	9,048,460	5.6	9.84	98.0	637
10.01 - 10.50	122	4,589,306	2.9	10.29	96.1	625
10.51 - 11.00	183	7,138,044	4.4	10.75	96.6	621
11.01 - 11.50	101	3,654,241	2.3	11.27	93.3	624
11.51 - 12.00	143	3,146,492	2.0	11.73	98.5	604
12.01 - 12.50	27	513,163	0.3	12.22	97.3	621
12.51 - 13.00	10	244,826	0.2	12.62	99.9	624
13.01 - 13.50	4	134,136	0.1	13.49	99.8	629
13.51 - 13.75	18	310,260	0.2	13.70	96.9	581
Total:	1,926	160,677,971	100.0	7.96	85.0	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	367,411	0.0	7.14	80.0	0
451 - 475	3	363,888	0.0	9.73	82.9	465
476 - 500	2	200,687	0.0	8.25	76.8	499
501 - 525	100	15,150,896	1.3	8.56	71.9	517
526 - 550	347	54,496,665	4.8	8.12	75.6	540
551 - 575	531	83,184,536	7.3	7.70	77.6	564
576 - 600	1,209	160,059,783	14.1	7.41	82.2	589
601 - 625	1,662	225,493,621	19.8	7.13	82.4	613
626 - 650	1,420	228,819,376	20.1	6.88	82.1	638
651 - 675	969	160,397,613	14.1	6.85	82.3	663
676 - 700	532	99,481,794	8.7	6.76	82.3	686
701 - 725	300	55,041,482	4.8	6.67	82.4	712
726 - 750	166	29,919,958	2.6	6.63	82.6	737
751 - 775	96	19,220,463	1.7	6.57	80.8	761
776 - 800	33	5,139,465	0.5	6.79	81.3	783
801 - 815	6	1,156,432	0.1	7.21	82.2	807
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
6,247 - 25,000.00	399	6,721,404	0.6	10.73	98.6	610
25,000.01 - 50,000.00	526	19,186,280	1.7	9.93	94.0	631
50,000.01 - 75,000.00	741	47,125,123	4.1	8.08	81.2	623
75,000.01 - 100,000.00	863	75,749,217	6.7	7.59	81.5	618
100,000.01 - 125,000.00	1,030	115,925,881	10.2	7.26	81.5	624
125,000.01 - 150,000.00	835	114,602,873	10.1	7.16	81.7	628
150,000.01 - 175,000.00	651	105,394,691	9.3	6.97	81.1	625
175,000.01 - 200,000.00	505	94,664,682	8.3	6.87	80.8	632
200,000.01 - 225,000.00	382	81,316,127	7.1	6.93	80.6	628
225,000.01 - 250,000.00	293	69,405,538	6.1	6.87	80.5	635
250,000.01 - 275,000.00	228	59,711,054	5.2	6.84	80.9	635
275,000.01 - 300,000.00	192	55,048,974	4.8	6.94	79.8	630
300,000.01 - 325,000.00	149	46,661,506	4.1	6.74	82.0	635
325,000.01 - 350,000.00	113	38,225,068	3.4	7.04	81.2	635
350,000.01 - 375,000.00	104	37,813,378	3.3	6.80	82.1	642
375,000.01 - 400,000.00	95	37,006,376	3.3	6.77	82.2	646
400,000.01 - 425,000.00	53	21,869,434	1.9	6.76	82.2	641
425,000.01 - 450,000.00	58	25,329,738	2.2	6.71	80.6	658
450,000.01 - 475,000.00	35	16,201,216	1.4	6.75	79.6	639
475,000.01 - 500,000.00	44	21,643,940	1.9	6.77	80.2	642
500,000.01 - 525,000.00	16	8,210,636	0.7	6.99	84.2	653
525,000.01 - 550,000.00	19	10,237,531	0.9	6.56	80.4	642
550,000.01 - 575,000.00	11	6,173,788	0.5	6.53	80.2	629
575,000.01 - 600,000.00	6	3,542,604	0.3	6.76	80.2	634
600,000.01 - 625,000.00	4	2,454,960	0.2	7.01	83.7	635
625,000.01 - 650,000.00	5	3,193,028	0.3	6.76	79.4	657
650,000.01 - 675,000.00	3	1,974,025	0.2	6.63	81.2	650
675,000.01 - 700,000.00	2	1,369,345	0.1	6.65	70.4	661
700,000.01 - 725,000.00	6	4,267,698	0.4	7.27	83.3	629
725,000.01 - 750,000.00	8	5,962,199	0.5	7.02	76.7	638
750,000.01 - 753,756.00	2	1,505,756	0.1	6.77	69.8	613
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
13.96 - 50.00	106	11,783,227	1.0	7.04	38.9	599
50.01 - 55.00	58	11,133,547	1.0	7.13	52.8	606
55.01 - 60.00	89	14,237,129	1.3	7.06	58.0	597
60.01 - 65.00	154	27,075,685	2.4	7.39	63.5	596
65.01 - 70.00	243	46,495,087	4.1	7.11	68.7	604
70.01 - 75.00	340	58,087,718	5.1	7.14	73.8	608
75.01 - 80.00	3,204	549,336,891	48.3	6.78	79.7	643
80.01 - 85.00	668	117,102,919	10.3	7.24	84.4	608
85.01 - 90.00	1,102	201,382,542	17.7	7.18	89.5	631
90.01 - 95.00	254	35,469,097	3.1	7.55	94.5	639
95.01 - 100.00	1,160	66,390,228	5.8	9.07	99.7	639
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,750	232,414,419	20.4	7.58	81.7	635
0.50	3	697,164	0.1	8.19	80.0	659
1.00	180	40,838,121	3.6	7.06	81.2	643
1.50	1	119,917	0.0	7.85	80.0	564
2.00	3,706	599,264,940	52.6	6.93	81.4	629
2.50	5	1,086,279	0.1	7.28	87.5	645
3.00	1,659	256,200,168	22.5	7.09	81.4	630
3.50	1	46,769	0.0	6.20	64.4	661
4.00	1	139,502	0.0	6.63	41.2	697
5.00	72	7,686,790	0.7	7.56	78.2	621
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	5,014	689,317,342	60.5	7.00	82.9	625
Reduced	1,122	196,406,545	17.3	7.09	81.3	654
No Income/ No Asset	64	9,088,092	0.8	7.24	80.1	647
Stated Income / Stated Assets	1,178	243,682,089	21.4	7.44	77.4	629
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	7,041	1,085,465,593	95.3	7.08	81.6	630
Second Home	29	7,208,491	0.6	7.21	81.9	657
Investor	308	45,819,985	4.0	7.79	77.7	655
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	880	239,575,145	21.0	6.80	79.3	643
Florida	634	90,825,287	8.0	7.17	80.8	627
Maryland	262	54,374,533	4.8	6.77	80.9	629
Illinois	343	51,272,927	4.5	7.15	82.2	631
Virginia	285	49,699,134	4.4	7.07	81.8	628
Texas	536	49,543,105	4.4	7.93	83.0	621
New York	177	47,535,160	4.2	7.00	80.5	634
Arizona	284	42,009,238	3.7	6.97	81.7	629
New Jersey	184	39,817,548	3.5	7.06	80.1	622
Georgia	301	37,503,178	3.3	7.27	84.1	628
Washington	232	37,164,994	3.3	6.81	82.0	641
Nevada	161	30,303,588	2.7	7.05	80.7	632
Minnesota	195	29,838,435	2.6	6.91	81.9	635
Ohio	295	29,208,978	2.6	7.27	84.5	622
Michigan	220	27,011,375	2.4	7.64	82.3	618
Other	2,389	282,811,445	24.8	7.30	82.6	626
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	4,003	544,904,979	47.9	7.16	82.8	645
Refinance - Rate Term	553	83,045,086	7.3	6.77	81.8	634
Refinance - Cashout	2,822	510,544,003	44.8	7.11	79.9	616
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	1	135,875	0.0	9.85	85.0	806
Arm 2/28	5,183	926,694,176	81.4	6.99	80.9	630
Arm 3/27	236	43,753,140	3.8	6.66	80.1	642
Arm 5/25	21	5,031,524	0.4	7.03	82.1	629
Arm 6 Month	11	2,201,384	0.2	6.42	81.9	609
Fixed Rate	1,926	160,677,971	14.1	7.96	85.0	633
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	6,377	1,104,465,240	97.0	7.01	80.9	631
2nd Lien	1,001	34,028,828	3.0	10.27	98.6	635
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,392	962,069,672	84.5	7.12	81.6	629
Condo	394	54,713,512	4.8	6.92	80.8	649
2-4 Family	329	70,615,387	6.2	7.27	80.2	638
PUD	263	51,095,498	4.5	6.85	80.8	648
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.88 - 4.00	86	14,889,664	1.5	6.70	79.4	652
4.01 - 4.50	199	38,675,031	4.0	6.27	79.2	658
4.51 - 5.00	463	87,134,806	8.9	6.32	79.8	654
5.01 - 5.50	707	126,422,241	12.9	6.48	80.6	651
5.51 - 6.00	859	154,954,259	15.8	6.65	80.1	640
6.01 - 6.50	758	131,083,126	13.4	6.93	81.5	634
6.51 - 7.00	1,467	300,436,228	30.7	7.07	80.7	623
7.01 - 7.50	365	52,764,589	5.4	7.89	82.2	597
7.51 - 8.00	249	36,313,716	3.7	8.36	83.6	585
8.01 - 8.50	155	18,025,633	1.8	8.86	85.0	574
8.51 - 9.00	88	10,923,199	1.1	9.16	83.2	576
9.01 - 9.50	44	5,029,384	0.5	9.58	82.2	569
9.51 - 10.00	9	981,247	0.1	10.03	82.7	564
10.01 - 10.50	2	123,038	0.0	10.48	87.8	576
10.51 - 10.79	1	59,936	0.0	11.04	16.1	532
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	12	1,508,930	0.2	6.75	83.7	593
4 - 6	4	1,289,787	0.1	6.99	78.0	617
10 - 12	2	452,530	0.0	7.75	81.5	653
13 - 15	6	1,088,189	0.1	6.70	83.8	652
16 - 18	30	6,643,816	0.7	6.45	78.4	648
19 - 21	1,937	360,468,354	36.9	6.99	81.1	639
22 - 24	3,204	557,579,830	57.0	6.99	80.7	624
25 - 27	1	252,598	0.0	5.25	80.0	762
28 - 30	3	761,669	0.1	6.26	86.1	651
31 - 33	100	18,832,667	1.9	6.77	79.8	644
34 - 36	132	23,906,206	2.4	6.60	80.2	639
37 - 59	21	5,031,524	0.5	7.03	82.1	629
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 12.00	688	137,563,692	14.1	5.79	78.3	658
12.01 - 12.50	714	131,130,339	13.4	6.27	79.9	651
12.51 - 13.00	960	181,624,194	18.6	6.67	80.8	641
13.01 - 13.50	705	127,192,119	13.0	6.99	81.4	630
13.51 - 14.00	956	190,039,678	19.4	7.22	81.4	624
14.01 - 14.50	546	88,957,694	9.1	7.61	81.6	610
14.51 - 15.00	429	63,186,535	6.5	8.22	83.1	599
15.01 - 15.50	196	26,232,456	2.7	8.68	84.7	592
15.51 - 16.00	142	17,852,981	1.8	9.04	83.3	582
16.01 - 16.50	43	5,185,317	0.5	9.42	80.6	556
16.51 - 17.00	40	5,074,945	0.5	9.92	77.1	560
17.01 - 17.50	21	2,143,261	0.2	10.28	77.6	572
17.51 - 18.00	7	1,058,612	0.1	10.81	65.3	564
18.01 - 19.85	5	574,276	0.1	12.11	65.0	529
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	28	4,914,432	0.5	6.07	81.7	694
4.51 - 5.50	311	69,395,874	7.1	5.76	79.7	672
5.51 - 6.00	697	141,696,866	14.5	6.03	79.5	656
6.01 - 6.50	872	163,518,658	16.7	6.44	80.1	645
6.51 - 7.00	1,296	258,316,058	26.4	6.88	80.4	633
7.01 - 7.50	811	136,682,509	14.0	7.33	81.3	617
7.51 - 8.00	618	96,437,804	9.9	7.83	82.7	602
8.01 - 8.50	298	41,927,822	4.3	8.33	84.6	593
8.51 - 9.00	291	36,904,504	3.8	8.76	83.9	577
9.01 - 9.50	111	13,669,217	1.4	9.28	82.0	564
9.51 - 10.00	74	9,465,985	1.0	9.77	79.5	572
10.01 - 10.50	28	2,622,845	0.3	10.25	80.5	569
10.51 - 11.00	11	1,629,312	0.2	10.82	72.4	551
11.01 - 11.50	2	133,335	0.0	11.10	43.0	519
11.51 - 12.00	1	292,328	0.0	11.90	65.0	535
12.51 - 12.85	3	208,549	0.0	12.75	65.0	528
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	14	2,598,856	0.3	6.37	82.0	622
1.50	567	91,229,926	9.3	7.32	82.4	626
2.00	1	135,875	0.0	9.85	85.0	806
3.00	4,866	882,783,509	90.3	6.94	80.7	631
5.00	4	1,067,932	0.1	6.56	70.4	697
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,940	665,839,052	68.1	6.97	80.9	632
1.50	1,511	311,541,046	31.9	6.97	80.7	629
2.00	1	436,000	0.0	5.63	80.0	641
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,167	857,349,381	75.3	7.26	81.5	623
24	423	100,526,811	8.8	6.97	81.9	647
36	41	11,050,305	1.0	6.44	81.3	644
60	746	169,171,582	14.9	6.50	80.7	661
120	1	395,990	0.0	6.50	80.0	649
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 16.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,577
Total Outstanding Loan Balance	$590,949,673*	Min	Max
Average Loan Current Balance	$129,113	$6,338	$551,250
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.12%	4.79%	13.75%
Arm Weighted Average Coupon	6.99%
Fixed Weighted Average Coupon	7.87%
Weighted Average Margin	6.22%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	629
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.5%
% Fixed	14.5%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [ $597,825,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.79 - 5.00	4	472,662	0.1	4.93	77.3	723
5.01 - 5.50	98	16,213,782	2.7	5.33	77.9	656
5.51 - 6.00	396	65,841,485	11.1	5.83	78.2	646
6.01 - 6.50	657	98,527,463	16.7	6.32	78.9	644
6.51 - 7.00	1,059	164,121,082	27.8	6.81	80.3	632
7.01 - 7.50	639	87,526,183	14.8	7.28	81.2	622
7.51 - 8.00	530	67,833,925	11.5	7.79	82.9	613
8.01 - 8.50	230	26,141,539	4.4	8.29	85.2	603
8.51 - 9.00	312	26,291,241	4.4	8.76	87.0	601
9.01 - 9.50	145	11,433,639	1.9	9.30	87.1	602
9.51 - 10.00	164	9,975,397	1.7	9.81	90.9	623
10.01 – 10.50	112	5,799,675	1.0	10.30	88.7	632
10.51 – 11.00	114	5,344,096	0.9	10.74	90.5	633
11.01 – 11.50	73	4,127,989	0.7	11.16	83.9	647
11.51 – 12.00	24	689,981	0.1	11.76	97.4	626
12.01 – 12.50	11	253,853	0.0	12.23	96.8	638
12.51 – 13.00	5	216,146	0.0	12.56	89.5	591
13.01 – 13.50	3	109,146	0.0	13.49	99.7	628
13.51 – 13.75	1	30,388	0.0	13.75	100.0	623
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.79 - 5.00	4	472,662	0.1	4.93	77.3	723
5.01 - 5.50	98	16,213,782	3.2	5.33	77.9	656
5.51 - 6.00	386	64,392,038	12.7	5.82	78.2	645
6.01 - 6.50	575	87,133,601	17.2	6.32	79.2	641
6.51 - 7.00	905	142,201,654	28.1	6.80	80.2	629
7.01 - 7.50	549	75,445,043	14.9	7.27	81.3	620
7.51 - 8.00	421	56,286,110	11.1	7.79	83.1	610
8.01 - 8.50	191	22,766,834	4.5	8.28	85.9	599
8.51 - 9.00	186	19,920,055	3.9	8.75	85.6	592
9.01 - 9.50	73	7,822,554	1.5	9.28	85.7	580
9.51 - 10.00	51	5,814,389	1.2	9.76	84.6	603
10.01 - 10.50	32	2,845,046	0.6	10.32	81.0	626
10.51 - 11.00	12	1,784,718	0.4	10.77	78.3	642
11.01 - 11.50	17	2,029,934	0.4	11.09	78.4	656
12.51 - 12.65	1	64,968	0.0	12.65	65.0	502
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
5.64 - 6.00	10	1,449,447	1.7	5.94	77.6	701
6.01 - 6.50	82	11,393,863	13.3	6.34	76.9	665
6.51 - 7.00	154	21,919,428	25.6	6.83	81.1	655
7.01 - 7.50	90	12,081,140	14.1	7.30	80.5	635
7.51 - 8.00	109	11,547,815	13.5	7.77	81.8	628
8.01 - 8.50	39	3,374,705	3.9	8.32	80.5	636
8.51 - 9.00	126	6,371,187	7.4	8.79	91.1	630
9.01 - 9.50	72	3,611,084	4.2	9.34	90.1	650
9.51 - 10.00	113	4,161,008	4.9	9.87	99.8	651
10.01 - 10.50	80	2,954,629	3.4	10.29	96.2	637
10.51 - 11.00	102	3,559,379	4.2	10.73	96.6	628
11.01 - 11.50	56	2,098,055	2.4	11.22	89.3	638
11.51 - 12.00	24	689,981	0.8	11.76	97.4	626
12.01 - 12.50	11	253,853	0.3	12.23	96.8	638
12.51 - 13.00	4	151,179	0.2	12.53	100.0	629
13.01 - 13.50	3	109,146	0.1	13.49	99.7	628
13.51 - 13.75	1	30,388	0.0	13.75	100.0	623
Total:	1,076	85,756,286	100.0	7.87	84.1	645

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	183,697	0.0	6.99	80.0	0
451 - 475	2	268,476	0.0	9.55	80.3	468
476 - 500	1	118,603	0.0	6.95	70.0	500
501 - 525	29	4,466,058	0.8	8.36	67.9	518
526 - 550	122	18,521,972	3.1	7.81	74.0	541
551 - 575	269	39,520,437	6.7	7.78	75.9	564
576 - 600	753	99,229,307	16.8	7.33	81.4	589
601 - 625	1,114	130,698,274	22.1	7.16	82.1	613
626 - 650	943	122,889,712	20.8	6.91	81.7	637
651 - 675	647	85,158,511	14.4	6.85	82.0	662
676 - 700	342	45,041,565	7.6	6.84	82.2	686
701 - 725	175	21,948,218	3.7	7.05	84.1	712
726 - 750	93	11,185,621	1.9	6.79	82.6	737
751 - 775	58	8,079,317	1.4	6.87	84.3	762
776 - 800	23	2,751,473	0.5	6.89	83.0	784
801 - 815	5	888,432	0.2	7.58	82.8	809
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
6,338.01 - 25,000.00	170	3,130,218	0.5	10.15	97.8	629
25,000.01 - 50,000.00	340	12,510,410	2.1	9.80	94.0	640
50,000.01 - 75,000.00	585	37,127,428	6.3	7.92	81.8	631
75,000.01 - 100,000.00	677	59,445,707	10.1	7.40	81.0	625
100,000.01 - 125,000.00	813	91,536,160	15.5	7.12	81.4	630
125,000.01 - 150,000.00	692	95,059,573	16.1	7.06	81.5	635
150,000.01 - 175,000.00	357	57,338,828	9.7	6.87	81.1	630
175,000.01 - 200,000.00	232	43,463,672	7.4	6.84	80.7	630
200,000.01 - 225,000.00	167	35,635,479	6.0	6.85	79.3	623
225,000.01 - 250,000.00	148	35,135,993	5.9	6.84	79.5	627
250,000.01 - 275,000.00	112	29,336,469	5.0	6.71	80.4	629
275,000.01 - 300,000.00	96	27,531,336	4.7	6.84	78.6	617
300,000.01 - 325,000.00	86	26,918,483	4.6	6.74	81.9	629
325,000.01 - 350,000.00	64	21,645,387	3.7	7.02	80.4	624
350,000.01 - 375,000.00	20	7,153,869	1.2	6.75	82.4	648
375,000.01 - 400,000.00	3	1,163,298	0.2	7.79	89.9	693
400,000.01 - 425,000.00	4	1,651,973	0.3	6.33	78.3	671
425,000.01 - 450,000.00	5	2,169,253	0.4	6.51	82.9	608
450,000.01 - 475,000.00	1	455,249	0.1	6.99	80.0	685
475,000.01 - 500,000.00	3	1,473,123	0.2	7.27	73.0	619
500,000.01 - 525,000.00	1	516,515	0.1	6.25	90.0	682
550,000.01 - 551,250.00	1	551,250	0.1	6.15	75.0	580
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.13 - 50.00	78	8,646,946	1.5	7.09	38.4	600
50.01 - 55.00	36	6,073,756	1.0	6.97	52.9	600
55.01 - 60.00	69	10,462,640	1.8	6.79	57.7	600
60.01 - 65.00	102	16,556,432	2.8	7.00	63.3	609
65.01 - 70.00	158	27,404,346	4.6	6.91	68.7	620
70.01 - 75.00	211	31,512,813	5.3	6.96	73.8	613
75.01 - 80.00	1,956	253,548,041	42.9	6.84	79.6	636
80.01 - 85.00	435	68,600,037	11.6	7.15	84.3	614
85.01 - 90.00	700	109,719,779	18.6	7.17	89.4	633
90.01 - 95.00	160	19,570,391	3.3	7.62	94.6	646
95.01 - 100.00	672	38,854,491	6.6	8.98	99.7	642
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	964	116,955,877	19.8	7.45	81.3	633
0.50	1	71,869	0.0	6.50	80.0	665
1.00	99	16,764,203	2.8	7.29	79.2	626
1.50	1	119,917	0.0	7.85	80.0	564
2.00	2,455	322,709,969	54.6	7.00	81.5	627
2.50	2	344,476	0.1	7.42	87.4	603
3.00	1,055	133,983,361	22.7	7.11	80.9	633
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,110	373,500,817	63.2	6.99	82.9	628
Reduced	628	71,345,415	12.1	7.40	81.3	641
No Income/ No Asset	32	2,881,057	0.5	7.92	82.5	649
Stated Income / Stated Assets	807	143,222,384	24.2	7.31	77.0	627
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,345	556,462,240	94.2	7.10	81.3	626
Second Home	17	3,463,283	0.6	6.89	86.1	685
Investor	215	31,024,150	5.2	7.59	80.5	677
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	362	76,975,770	13.0	6.82	76.1	625
Florida	415	51,088,149	8.6	7.18	80.4	627
Texas	376	34,671,315	5.9	7.92	83.3	623
Illinois	236	32,479,165	5.5	7.15	81.8	630
Maryland	158	27,782,447	4.7	6.61	80.5	633
Arizona	195	25,323,446	4.3	6.90	82.2	639
Virginia	163	24,774,153	4.2	6.97	81.2	625
Ohio	226	22,213,556	3.8	7.17	84.4	630
New York	97	22,018,111	3.7	6.92	79.5	627
Washington	152	20,925,254	3.5	6.95	82.9	641
Minnesota	141	20,678,763	3.5	6.86	81.6	636
New Jersey	109	20,160,747	3.4	7.02	80.2	622
Michigan	165	18,545,502	3.1	7.59	83.0	626
Pennsylvania	141	16,387,513	2.8	7.17	83.6	633
North Carolina	159	16,327,679	2.8	7.43	83.2	622
Other	1,482	160,598,102	27.2	7.21	82.4	631
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,330	210,480,198	35.6	7.53	83.5	635
Refinance - Rate Term	491	72,113,246	12.2	6.73	81.7	634
Refinance - Cashout	1,756	308,356,228	52.2	6.93	79.6	625
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	1	135,875	0.0	9.85	85.0	806
Arm 2/28	3,324	477,220,597	80.8	7.01	80.8	626
Arm 3/27	153	23,154,390	3.9	6.78	80.3	636
Arm 5/25	13	2,855,536	0.5	7.07	85.8	629
Arm 6 Month	10	1,826,988	0.3	6.28	81.0	595
Fixed Rate	1,076	85,756,286	14.5	7.87	84.1	645
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Position	Loans	Balance	Balance	%	%	FICO
1st Lien	4,047	573,098,006	97.0	7.03	80.7	629
2nd Lien	530	17,851,666	3.0	10.11	98.1	644
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,957	500,331,688	84.7	7.13	81.5	627
Condo	268	30,882,704	5.2	6.96	81.5	643
2-4 Family	216	41,162,631	7.0	7.23	78.9	643
PUD	136	18,572,650	3.1	6.88	80.0	645
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.88 - 4.00	52	6,512,965	1.3	6.13	81.9	651
4.01 - 4.50	113	16,698,215	3.3	6.24	78.3	652
4.51 - 5.00	299	47,333,368	9.4	6.18	79.5	648
5.01 - 5.50	431	62,300,930	12.3	6.42	79.8	642
5.51 - 6.00	581	87,014,964	17.2	6.71	79.9	629
6.01 - 6.50	516	72,881,148	14.4	6.98	81.1	627
6.51 - 7.00	904	142,223,424	28.2	7.13	80.2	620
7.01 - 7.50	240	29,372,434	5.8	7.87	83.2	608
7.51 - 8.00	154	18,876,968	3.7	8.35	86.3	599
8.01 - 8.50	117	11,964,252	2.4	8.87	86.2	586
8.51 - 9.00	55	5,865,652	1.2	9.27	84.8	591
9.01 - 9.50	32	3,434,748	0.7	9.58	86.6	583
9.51 - 10.00	5	601,450	0.1	9.87	87.6	584
10.01 - 10.50	1	52,934	0.0	10.39	98.2	603
10.51 - 10.79	1	59,936	0.0	11.04	16.1	532
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	11	1,426,845	0.3	6.56	83.5	599
4 - 6	3	915,391	0.2	6.94	74.7	592
10 - 12	2	452,530	0.1	7.75	81.5	653
13 - 15	5	760,279	0.2	6.78	85.4	637
16 - 18	16	2,452,173	0.5	6.35	74.1	630
19 - 21	1,144	160,755,051	31.8	7.08	80.9	631
22 - 24	2,154	312,421,193	61.8	6.97	80.7	624
28 - 30	1	99,808	0.0	7.40	90.0	570
31 - 33	60	8,440,924	1.7	7.03	80.0	643
34 - 36	92	14,613,658	2.9	6.62	80.4	632
37 - 59	13	2,855,536	0.6	7.07	85.8	629
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 12.00	432	71,084,942	14.1	5.78	77.7	649
12.01 - 12.50	475	70,948,237	14.0	6.28	78.9	643
12.51 - 13.00	659	100,678,267	19.9	6.71	80.7	633
13.01 - 13.50	466	65,836,199	13.0	7.07	81.2	626
13.51 - 14.00	573	87,553,169	17.3	7.28	81.2	618
14.01 - 14.50	331	43,514,280	8.6	7.65	82.2	608
14.51 - 15.00	278	33,776,904	6.7	8.19	84.0	608
15.01 - 15.50	127	14,637,164	2.9	8.72	86.4	601
15.51 - 16.00	97	10,914,822	2.2	9.08	84.7	592
16.01 - 16.50	21	2,135,660	0.4	9.55	84.0	565
16.51 - 17.00	21	2,054,524	0.4	9.86	80.8	573
17.01 - 17.50	17	1,570,878	0.3	10.30	77.2	574
17.51 - 18.00	3	423,374	0.1	10.93	71.4	613
18.01 - 19.65	1	64,968	0.0	12.65	65.0	502
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	18	2,659,447	0.5	6.18	80.5	695
4.51 - 5.50	175	30,127,178	6.0	5.72	79.2	661
5.51 - 6.00	417	67,706,273	13.4	5.97	78.8	645
6.01 - 6.50	558	83,081,926	16.4	6.42	79.0	638
6.51 - 7.00	856	134,235,351	26.6	6.85	80.1	627
7.01 - 7.50	532	72,970,429	14.4	7.32	81.1	619
7.51 - 8.00	427	56,796,781	11.2	7.83	83.0	611
8.01 - 8.50	191	22,905,534	4.5	8.35	85.7	600
8.51 - 9.00	182	19,438,577	3.8	8.75	85.7	590
9.01 - 9.50	71	7,596,250	1.5	9.31	85.5	578
9.51 - 10.00	48	5,265,697	1.0	9.76	84.6	593
10.01 - 10.50	20	1,742,315	0.3	10.27	81.6	576
10.51 - 11.00	4	542,726	0.1	10.95	74.4	581
11.01 - 11.50	1	59,936	0.0	11.04	16.1	532
12.51 - 12.65	1	64,968	0.0	12.65	65.0	502
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	12	2,063,460	0.4	6.26	81.4	604
1.50	278	35,909,531	7.1	7.43	82.7	613
2.00	1	135,875	0.0	9.85	85.0	806
3.00	3,208	466,675,710	92.4	6.96	80.6	628
5.00	2	408,810	0.1	7.54	82.9	661
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,720	381,115,540	75.4	6.97	81.0	629
1.50	781	124,077,847	24.6	7.05	80.2	621
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,007	493,512,982	83.5	7.20	81.3	626
24	171	26,593,359	4.5	7.15	82.4	640
36	16	3,270,318	0.6	6.60	81.8	633
60	383	67,573,014	11.4	6.55	80.7	649
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation